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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                  July 20, 2004
                Date of Report (Date of Earliest Event Reported)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
  (as Depositor of Sequoia Mortgage Trust 2003-8, the Issuer of Mortgage Pass-
          Through Certificates under a Pooling and Servicing Agreement dated as of December 1, 2003)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                     333-103634                35-2170972
          --------                     ----------                ----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)

              One Belvedere Place, Suite 330, Mill Valley, CA 94941
              -----------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (415) 381-1765
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

             591 Redwood Highway, Suite 3160, Mill Valley, CA 94941
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.     OTHER EVENTS

            Sequoia Residential Funding, Inc. has previously registered the offer and sale of Mortgage Pass-Through Certificates issued by Sequoia Mortgage Trust 2003-8 (the "Certificates").

            The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 7(c).  Exhibits

            10.1 Monthly Payment Date Statement relating to the distribution to Certificateholders, July 20, 2004.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 2, 2004

                                      SEQUOIA RESIDENTIAL FUNDING, INC.

                                      By: /s/ Harold F. Zagunis
                                          -----------------------------------
                                          Harold F. Zagunis
                                          Chief Financial Officer and Secretary

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                                  EXHIBIT INDEX

                             Exhibit Number                                Page Number
                             --------------                                -----------
10.1   Monthly Payment Date Statement relating to the distribution to
       Certificateholders, July 20, 2004.................................       5